Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	September 30, 2015	December 31, 2014
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$35,389,842	$32,445,202
Held for investment, at amortized cost	76,574	76,432
Equity securities, available for sale, at fair value	7,833	7,805
Mortgage loans on real estate	2,452,402	2,434,580
Derivative instruments	180,649	731,113
Other investments	284,994	286,726
Total investments	38,392,294	35,981,858

Cash and cash equivalents	523,614	701,514
Coinsurance deposits	3,062,924	3,044,342
Accrued investment income	375,522	326,559
Deferred policy acquisition costs	2,591,327	2,058,556
Deferred sales inducements	1,981,209	1,587,257
Deferred income taxes	129,948	—
Income taxes recoverable	4,693	9,252
Other assets	66,890	280,396
Total assets	$47,128,421	$43,989,734

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$43,582,521	$39,802,861
Other policy funds and contract claims	335,185	365,819
Notes payable	400,000	421,679
Subordinated debentures	246,397	246,243
Deferred income taxes	—	3,895
Other liabilities	414,409	1,009,361
Total liabilities	44,978,512	41,849,858

Stockholders' equity:
Common stock	81,191	76,062
Additional paid-in capital	626,914	513,218
Accumulated other comprehensive income	426,555	721,401
Retained earnings	1,015,249	829,195
Total stockholders' equity	2,149,909	2,139,876
Total liabilities and stockholders' equity	$47,128,421	$43,989,734

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues:
Premiums and other considerations	$8,335	$6,043	$25,369	$22,497
Annuity product charges	37,975	31,958	99,066	86,477
Net investment income	436,085	386,931	1,253,930	1,127,818
Change in fair value of derivatives	(351,360)	39,218	(405,484)	358,594
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	1,159	(3,190)	10,362	(6,134)
OTTI losses on investments:
Total OTTI losses	(10,000)	—	(10,132)	—
Portion of OTTI losses recognized in (from) other comprehensive income	4,771	(564)	3,943	(2,063)
Net OTTI losses recognized in operations	(5,229)	(564)	(6,189)	(2,063)
Loss on extinguishment of debt	—	—	—	(10,551)
Total revenues	126,965	460,396	977,054	1,576,638

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	10,959	9,109	32,629	30,191
Interest sensitive and index product benefits	213,465	429,415	802,431	1,114,381
Amortization of deferred sales inducements	65,807	40,661	152,278	96,676
Change in fair value of embedded derivatives	(414,724)	(195,206)	(583,112)	(21,652)
Interest expense on notes payable	7,283	8,741	21,976	28,126
Interest expense on subordinated debentures	3,075	3,044	9,138	9,076
Amortization of deferred policy acquisition costs	67,885	39,671	186,871	113,949
Other operating costs and expenses	24,497	20,616	70,487	60,588
Total benefits and expenses	(21,753)	356,051	692,698	1,431,335
Income before income taxes	148,718	104,345	284,356	145,303
Income tax expense	51,412	36,530	98,302	50,497
Net income	$97,306	$67,815	$186,054	$94,806

Earnings per common share	$1.22	$0.90	$2.39	$1.28
Earnings per common share - assuming dilution	$1.19	$0.85	$2.33	$1.19
Weighted average common shares outstanding (in thousands):
Earnings per common share	79,676	75,083	77,995	74,030
Earnings per common share - assuming dilution	81,559	79,467	79,977	79,477

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,664	$2,659	$2,703	$2,537	$2,615
Life contingent immediate annuity considerations	5,671	7,378	4,294	7,589	3,428
Surrender charges	13,104	11,413	11,554	10,418	11,717
Lifetime income benefit rider fees	24,871	20,996	17,128	22,095	20,241
Net investment income	436,085	418,176	399,669	403,849	386,931
Change in fair value of derivatives	(351,360)	(23,024)	(31,100)	146,231	39,218
Net realized gains (losses) on investments, excluding OTTI	1,159	4,324	4,879	2,131	(3,190)
Net OTTI losses recognized in operations	(5,229)	(828)	(132)	(564)	(564)
Loss on extinguishment of debt	—	—	—	(1,951)	—
Total revenues	126,965	441,094	408,995	592,335	460,396

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,730	1,971	1,931	1,300	2,420
Life contingent immediate annuity benefits and change in future policy benefits	9,229	10,479	7,289	10,324	6,689
Interest sensitive and index product benefits (a)	213,465	306,141	282,825	359,319	429,415
Amortization of deferred sales inducements (b)	65,807	75,518	10,953	34,743	40,661
Change in fair value of embedded derivatives	(414,724)	(219,601)	51,213	53,973	(195,206)
Interest expense on notes payable	7,283	7,354	7,339	8,244	8,741
Interest expense on subordinated debentures	3,075	3,047	3,016	3,046	3,044
Amortization of deferred policy acquisition costs (b)	67,885	104,700	14,286	49,629	39,671
Other operating costs and expenses	24,497	24,868	21,122	20,996	20,616
Total benefits and expenses	(21,753)	314,477	399,974	541,574	356,051
Income before income taxes	148,718	126,617	9,021	50,761	104,345
Income tax expense	51,412	43,772	3,118	19,544	36,530
Net income (a)(b)	$97,306	$82,845	$5,903	$31,217	$67,815

Earnings per common share	$1.22	$1.07	$0.08	$0.41	$0.90
Earnings per common share - assuming dilution (a)(b)	$1.19	$1.05	$0.07	$0.39	$0.85
Weighted average common shares outstanding (in thousands):
Earnings per common share	79,676	77,237	77,042	75,620	75,083
Earnings per common share - assuming dilution	81,559	79,227	79,118	80,154	79,467

(a)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased net income and earnings per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $12.4 million and decreased net income and earnings per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

(b)
Q3 2015 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $5.6 million and $11.0 million, respectively, and increased net income and earnings per common share- assuming dilution by $10.7 million and $0.13 per share, respectively.

Q3 2014 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $35.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $31.0 million and $0.39 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Dollars in thousands, except per share data)
Net income	$97,306	$67,815	$186,054	$94,806
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	1,639	1,551	(1,829)	3,476
Change in fair value of derivatives and embedded derivatives - index annuities	(54,535)	(4,957)	(40,152)	34,636
Change in fair value of derivatives and embedded derivatives - debt	1,506	(427)	1,606	29
Litigation reserve	—	—	—	(916)
Extinguishment of debt	—	—	—	7,912
Operating income (a non-GAAP financial measure)	$45,916	$63,982	$145,679	$139,943

Per common share - assuming dilution:
Net income	$1.19	$0.85	$2.33	$1.19
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	0.02	0.02	(0.03)	0.04
Change in fair value of derivatives and embedded derivatives - index annuities	(0.67)	(0.06)	(0.50)	0.44
Change in fair value of derivatives and embedded derivatives - debt	0.02	—	0.02	—
Litigation reserve	—	—	—	(0.01)
Extinguishment of debt	—	—	—	0.10
Operating income (a non-GAAP financial measure)	$0.56	$0.81	$1.82	$1.76

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$4,070	$3,754	$(4,173)	$8,197
Amortization of DAC and DSI	(1,528)	(1,355)	1,338	(2,820)
Income taxes	(903)	(848)	1,006	(1,901)
	$1,639	$1,551	$(1,829)	$3,476
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(93,752)	$(16,380)	$(27,466)	$134,925
2015 notes, note hedge and warrants	—	—	—	(4,231)
Interest rate caps and swap	2,575	(729)	2,746	4,281
Amortization of DAC and DSI	10,342	8,590	(33,811)	(80,503)
Income taxes	27,806	3,135	19,985	(19,807)
	$(53,029)	$(5,384)	$(38,546)	$34,665
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$—	$—	$(2,212)
Amortization of DAC and DSI	—	—	—	795
Income taxes	—	—	—	501
	$—	$—	$—	$(916)
Extinguishment of debt:
Loss on extinguishment of debt	$—	$—	$—	$10,551
Income taxes	—	—	—	(2,639)
	$—	$—	$—	$7,912

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income to Operating Income

	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014
	(Dollars in thousands, except per share data)
Net income	$97,306	$82,845	$5,903	$31,217	$67,815
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	1,639	(1,649)	(1,819)	(613)	1,551
Change in fair value of derivatives and embedded derivatives - index annuities	(54,535)	(29,274)	43,657	16,463	(4,957)
Change in fair value of derivatives and embedded derivatives - debt	1,506	(977)	1,077	32	(427)
Extinguishment of debt	—	—	—	3,604	—
Operating income (a non-GAAP financial measure) (b)(c)	$45,916	$50,945	$48,818	$50,703	$63,982

Operating income per common share - assuming dilution (b)(c)	$0.56	$0.64	$0.62	$0.63	$0.81

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q3 2015 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $0.5 million and $4.3 million, respectively, and increased operating income and operating income per common share- assuming dilution by $3.1 million and $0.04 per share, respectively.

Q3 2014 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $10.7 million and $33.0 million, respectively, and increased operating income and operating income per common share- assuming dilution by $28.2 million and $0.36 per share, respectively.

(c)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased operating income and operating income per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $12.4 million and decreased operating income and operating income per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014
	(Dollars in thousands)
Net realized (gains) losses on investments	$(1,159)	$(4,324)	$(4,879)	$(2,131)	$3,190
Net OTTI losses recognized in operations	5,229	828	132	564	564
Change in fair value of derivatives	322,406	116,627	114,843	19,033	171,274
Loss on extinguishment of debt	—	—	—	1,951	—
Increase in total revenues	326,476	113,131	110,096	19,417	175,028

Amortization of deferred sales inducements	(12,644)	(23,306)	38,686	14,579	(3,886)
Change in fair value of embedded derivatives	413,583	215,659	(50,646)	(42,912)	188,383
Amortization of deferred policy acquisition costs	3,830	(30,593)	56,500	22,063	(3,349)
Increase (decrease) in total benefits and expenses	404,769	161,760	44,540	(6,270)	181,148
Increase (decrease) in income before income taxes	(78,293)	(48,629)	65,556	25,687	(6,120)
Increase (decrease) in income tax expense	(26,903)	(16,729)	22,641	6,201	(2,287)
Increase (decrease) in net income	$(51,390)	$(31,900)	$42,915	$19,486	$(3,833)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Capitalization/Book Value per Share

	September 30, 2015	December 31, 2014
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
September 2015 Notes	$—	$21,679
July 2021 Notes	400,000	400,000
Subordinated debentures payable to subsidiary trusts	246,397	246,243
Total debt	646,397	667,922
Total stockholders’ equity	2,149,909	2,139,876
Total capitalization	2,796,306	2,807,798
Accumulated other comprehensive income (AOCI)	(426,555)	(721,401)
Total capitalization excluding AOCI (a)	$2,369,751	$2,086,397

Total stockholders’ equity	$2,149,909	$2,139,876
Accumulated other comprehensive income	(426,555)	(721,401)
Total stockholders’ equity excluding AOCI (a)	$1,723,354	$1,418,475

Common shares outstanding (b)	81,420,948	76,605,527

Book Value per Share: (c)
Book value per share including AOCI	$26.40	$27.93
Book value per share excluding AOCI (a)	$21.17	$18.52

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	16.9%	20.2%
Adjusted debt / Total capitalization	16.9%	20.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2015 - 230,012 shares; 2014 - 543,120 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Spread Results

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Average yield on invested assets	4.79%	4.89%	4.77%	4.89%
Aggregate cost of money	1.96%	2.07%	1.96%	2.12%
Aggregate investment spread	2.83%	2.82%	2.81%	2.77%

Impact of:
Investment yield - additional prepayment income	0.14%	0.07%	0.08%	0.05%
Cost of money effect of over hedging	0.02%	0.05%	0.05%	0.03%

Weighted average investments (in thousands)	$36,518,093	$31,715,221	$35,124,768	$30,832,526
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$101,170	$323,682	$515,675	$831,524
Interest credited	62,519	69,266	187,946	208,525
Included in change in fair value of derivatives:
Proceeds received at option expiration	(103,750)	(327,773)	(529,196)	(834,502)
Pro rata amortization of option cost	130,956	109,838	374,466	318,107
Cost of money for deferred annuities	$190,895	$175,013	$548,891	$523,654

Weighted average liability balance outstanding (in thousands)	$38,863,688	$33,841,644	$37,358,304	$32,861,022
Annuity Account Balance Rollforward

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Account balances at beginning of period	$38,117,343	$33,304,540	$35,363,041	$31,535,846
Net deposits	1,718,755	1,029,841	4,640,646	2,898,157
Premium bonuses	127,220	85,320	346,410	241,277
Fixed interest credited and index credits	163,689	392,948	703,621	1,040,049
Surrender charges	(13,104)	(11,717)	(36,071)	(37,082)
Lifetime income benefit rider fees	(24,871)	(20,241)	(62,995)	(49,395)
Surrenders, withdrawals, deaths, etc.	(478,998)	(401,943)	(1,344,618)	(1,250,104)
Account balances at end of period	$39,610,034	$34,378,748	$39,610,034	$34,378,748

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Annuity Deposits by Product Type

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
Product Type	2015	2014	2015	2014	2014
	(Dollars in thousands)
Fixed index annuities	$1,764,179	$1,041,449	$4,748,612	$2,883,106	$3,999,439
Annual reset fixed rate annuities	8,425	10,959	32,612	43,359	57,273
Multi-year fixed rate annuities	45,032	13,741	132,249	90,391	103,293
Single premium immediate annuities	8,921	5,633	27,085	18,059	24,580
Total before coinsurance ceded	1,826,557	1,071,782	4,940,558	3,034,915	4,184,585
Coinsurance ceded	98,881	36,308	272,827	118,699	171,124
Net after coinsurance ceded	$1,727,676	$1,035,474	$4,667,731	$2,916,216	$4,013,461
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at September 30, 2015:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.9	9.4	14.8%	$37,701,715	95.2%
Annual Reset Fixed Rate Annuities	10.9	3.8	7.7%	1,419,476	3.6%
Multi-Year Fixed Rate Annuities (a)	6.6	1.6	4.1%	488,843	1.2%
Total	13.7	9.1	14.4%	$39,610,034	100.0%

(a)	31% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$716,633	$1,305,728
0.0% < 2.0%	29,616	408,342
2.0% < 3.0%	83,678	67,489
3.0% < 4.0%	11,483	754,092
4.0% < 5.0%	84,579	65,603
5.0% < 6.0%	85,871	565,842
6.0% < 7.0%	113,066	188,608
7.0% < 8.0%	56,100	480,735
8.0% < 9.0%	71,950	712,758
9.0% < 10.0%	82,647	1,057,127
10.0% or greater	572,696	32,095,391
	$1,908,319	$37,701,715

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,022,361	0.00%
2015	119,103	2.01%
2016	713,169	2.27%
2017	863,996	3.65%
2018	781,432	5.99%
2019	576,976	7.34%
2020	931,342	8.99%
2021	1,247,673	10.58%
2022	1,986,991	12.51%
2023	4,963,744	14.23%
2024	5,506,841	15.32%
2025	5,084,210	15.51%
2026	2,703,964	17.55%
2027	2,828,385	18.26%
2028	2,516,579	18.63%
2029	2,760,676	19.08%
2030	2,012,521	19.62%
2031	1,983,385	19.99%
2032	6,686	20.00%
	$39,610,034	14.45%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$921,547	$1,112,302
› 0.0% - 0.25%	218,500	31,521
› 0.25% - 0.5%	199,142	228,756
› 0.5% - 1.0%	156,178	633,889
› 1.0% - 1.5%	73,015	5,778
› 1.5% - 2.0%	1,364	—
› 2.0% - 2.5%	77	—
1.00% ultimate guarantee - 2.48% wtd avg interest rate (a)	115,219	17,038
1.50% ultimate guarantee - 1.45% wtd avg interest rate (a)	122,721	3,477,852
2.00% ultimate guarantee - 2.29% wtd avg interest rate (a)	100,556	—
2.25% ultimate guarantee - 2.34% wtd avg interest rate (a)	—	1,201,690
3.00% ultimate guarantee - 2.56% wtd avg interest rate (a)	—	2,373,968
Allocated to index strategies (see tables that follow)	—	28,618,921
	$1,908,319	$37,701,715

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2015 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.38%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,518	$10,463	$1,572,672	$53,927	$265,346
1.75% - 3%	2,259,138	—	—	—	—
3% - 4%	3,230,770	100,493	—	—	—
4% - 5%	90,098	88,546	2,519,759	—	—
5% - 6%	195,799	63,246	3,840,469	—	—
6% - 7%	—	—	89	—	—
>= 7%	—	15,437	1,487	79,441	17,543

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$633	$381,975	$157,524	$186,483
< 20%	309,163	—	—	—
20% - 40%	578,755	320,176	—	—
40% - 60%	136,535	139,185	105,119	845
>= 60%	5,079	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$17,286
1.2% - 1.9%	8,109,234
2.0% - 2.3%	2,073,248
>= 2.4%	92,993

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	83,532
2.25% - 2.75%	1,013,802
3.00%	430,088
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.63% based upon prices of options for the week ended October 20, 2015.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Summary of Invested Assets

	September 30, 2015		December 31, 2014
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$37,681	0.1%	$138,460	0.4%
United States Government sponsored agencies	1,314,748	3.4%	1,393,890	3.9%
United States municipalities, states and territories	3,760,888	9.8%	3,723,309	10.4%
Foreign government obligations	216,987	0.6%	193,803	0.5%
Corporate securities	23,536,322	61.3%	21,566,724	59.9%
Residential mortgage backed securities	1,556,308	4.0%	1,751,345	4.9%
Commercial mortgage backed securities	3,941,863	10.3%	2,807,620	7.8%
Other asset backed securities	1,101,619	2.9%	946,483	2.6%
Total fixed maturity securities	35,466,416	92.4%	32,521,634	90.4%
Equity securities	7,833	—%	7,805	—%
Mortgage loans on real estate	2,452,402	6.4%	2,434,580	6.8%
Derivative instruments	180,649	0.5%	731,113	2.0%
Other investments	284,994	0.7%	286,726	0.8%
	$38,392,294	100.0%	$35,981,858	100.0%
Credit Quality of Fixed Maturity Securities - September 30, 2015

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$23,171,086	65.3%	Aaa/Aa/A	$22,808,058	64.3%
2	11,581,162	32.7%	Baa	11,300,580	31.9%
3	693,863	2.0%	Ba	704,655	2.0%
4	17,256	—%	B	56,943	0.1%
5	—	—%	Caa and lower	421,999	1.2%
6	3,049	—%	In or near default	174,181	0.5%
	$35,466,416	100.0%		$35,466,416	100.0%
Watch List Securities - September 30, 2015

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$20,000	$(3,618)	$16,382	49
Industrial	63,947	(30,435)	33,512	13 - 31
Telecommunications	6,000	(3,090)	2,910	15
	89,947	(37,143)	52,804
Other asset backed securities	11,372	(6,090)	5,282	28 - 54
	$101,319	$(43,233)	$58,086

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Fixed Maturity Securities by Sector

	September 30, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,322,941	$1,352,429	$1,502,134	$1,532,350
United States municipalities, states and territories	3,405,519	3,760,888	3,293,551	3,723,309
Foreign government obligations	210,941	216,987	181,128	193,803
Corporate securities:
Consumer discretionary	1,936,633	1,996,159	1,677,362	1,800,455
Consumer staples	1,564,523	1,625,307	1,376,634	1,489,951
Energy	2,587,080	2,517,720	2,307,432	2,378,038
Financials	4,626,438	4,857,326	3,928,295	4,246,882
Health care	1,915,811	1,999,930	1,742,218	1,884,132
Industrials	2,995,749	3,117,625	2,537,927	2,746,752
Information technology	1,616,067	1,646,162	1,324,095	1,388,990
Materials	1,740,836	1,698,367	1,589,219	1,654,125
Telecommunications	534,671	547,295	509,913	542,055
Utilities	3,220,984	3,453,837	2,991,652	3,358,901
Residential mortgage backed securities:
Government agency	691,614	768,003	689,378	759,902
Prime	524,645	549,533	683,206	721,454
Alt-A	215,397	238,772	244,262	269,989
Commercial mortgage backed securities:
Government agency	345,208	368,443	299,288	320,343
Other	3,536,279	3,573,420	2,421,006	2,487,277
Other asset backed securities:
Consumer discretionary	74,162	75,711	71,081	73,298
Energy	8,152	9,296	8,230	9,459
Financials	774,288	791,515	628,464	649,388
Industrials	191,209	202,957	177,864	190,217
Telecommunications	13,789	15,061	14,837	16,139
Utilities	5,394	7,079	5,870	7,982
Redeemable preferred stock - financials	—	20	—	11
	$34,058,330	$35,389,842	$30,205,046	$32,445,202
Held for investment:
Corporate security - financials	$76,574	$62,000	$76,432	$75,838

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Mortgage Loans on Commercial Real Estate

	September 30, 2015		December 31, 2014
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$720,522	29.2%	$701,638	28.5%
Middle Atlantic	160,946	6.5%	166,249	6.8%
Mountain	255,454	10.3%	279,075	11.4%
New England	13,267	0.5%	12,280	0.5%
Pacific	359,231	14.6%	302,307	12.3%
South Atlantic	451,123	18.3%	471,849	19.2%
West North Central	311,774	12.6%	349,028	14.2%
West South Central	198,139	8.0%	175,295	7.1%
	$2,470,456	100.0%	$2,457,721	100.0%

Property type distribution
Office	$417,122	16.9%	$484,585	19.7%
Medical office	84,843	3.4%	88,275	3.6%
Retail	768,210	31.1%	711,775	29.0%
Industrial/Warehouse	688,336	27.9%	649,425	26.4%
Hotel	3,412	0.1%	30,640	1.3%
Apartment	362,809	14.7%	335,087	13.6%
Mixed use/other	145,724	5.9%	157,934	6.4%
	$2,470,456	100.0%	$2,457,721	100.0%

	September 30, 2015	December 31, 2014
Credit Exposure - By Payment Activity
Performing	$2,443,679	$2,451,760
In workout	10,739	—
Delinquent	—	—
Collateral dependent	16,038	5,961
	2,470,456	2,457,721
Specific loan loss allowance	(10,618)	(12,333)
General loan loss allowance	(6,900)	(10,300)
Deferred prepayment fees	(536)	(508)
	$2,452,402	$2,434,580

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00

2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20

2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2015

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Erik J. Bass
Citigroup Global Markets, Inc.
(212) 816-5257
erik.bass@citi.com